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                                                                      Exhibit 24




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-22154, 33-33703, 33-40729, 33-57888 and
33-58549.



/s/ ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
  October 12, 1995